SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No. _____)

Filed by the Registrant  /X/
Filed by a Party other than the Registrant  /_/

Check the appropriate box:

/_/ Preliminary Proxy Statement      /_/ Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          PAX WORLD BALANCED FUND, INC.
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/  No fee required
/_/  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------


     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):*

          ----------------------------------------------------------------------


     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------


/_/  Fee paid previously with preliminary materials:

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration no.:

          ----------------------------------------------------------------------

     (3)  Filing party:

          ----------------------------------------------------------------------

     (4)  Date filed:

          ----------------------------------------------------------------------

                                [PAX WORLD LOGO]








                          PAX WORLD BALANCED FUND, INC.

                                 --------------

                               PROXY STATEMENT AND
                           NOTICE OF ANNUAL MEETING OF
                                  SHAREHOLDERS

                                 --------------

                             THURSDAY, JUNE 13, 2002

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

President's Letter..........................................................  1

Notice of Annual Meeting....................................................  2

Proxy Statement.............................................................  3

Proposal 1 - To Elect a Board of Eight Directors............................  4

Proposal 2 - To Ratify the Selection of Pannell Kerr Forster PC
             as Independent Public Accountants of the Fund..................  8

Other Business..............................................................  8

Expenses of Proxy Solicitation..............................................  8

Additional Information......................................................  9

                          PAX WORLD BALANCED FUND, INC.
                                222 STATE STREET
                            PORTSMOUTH, NH 03801-3853


To the Pax World Balanced Fund Shareholders:

         As an investor in the Pax World Balanced Fund, Inc. (the "Fund"), you are cordially invited to attend the annual meeting (the "Meeting") of shareholders of the Fund (the "Shareholders") to be held at 10:45 a.m. on Thursday, June 13, 2002 at the State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110. The purpose of the Meeting is for the Shareholders (i) to elect a Board of eight Directors, each to hold office until the next Annual Meeting of Shareholders of the Fund or until a successor shall have been chosen and shall have qualified, (ii) to ratify the selection of Pannell Kerr Forster PC as the independent public accountants of the Fund for the year ending December 31, 2002, and (iii) to transact such other business as may properly come before the Meeting.

         In this regard, enclosed are (1) a Notice of Meeting, (2) a Proxy Statement that describes the proposals that will be submitted to shareholders for approval at the Meeting, and (3) a Proxy.

         Although we look forward to seeing you at the Meeting, if you cannot attend the Meeting, we ask that you complete, sign, date and return the accompanying Proxy in the enclosed postage-paid envelope or vote by telephone or on the Internet as described in the enclosed pamphlet as soon as possible. These proposals are important and your vote is greatly appreciated.


                                                Sincerely,

                                                /s/ Thomas W. Grant

                                                THOMAS W. GRANT
                                                President

April 19, 2002
Portsmouth, NH

                          PAX WORLD BALANCED FUND, INC.
                                222 STATE STREET
                            PORTSMOUTH, NH 03801-3853

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON THURSDAY, JUNE 13, 2002


         Notice is hereby given that the annual meeting (the "Meeting") of the shareholders of Pax World Balanced Fund, Inc. (the "Fund") will be held at 10:45 a.m. on Thursday, June 13, 2002 at the State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 for the following purposes:

         (1) To elect a Board of eight Directors, each to hold office until the next Annual Meeting of the Shareholders of the Fund or until a successor shall have been chosen and shall have qualified;

         (2) To ratify the selection by the Board of Directors of Pannell Kerr Forster PC as the independent public accountants of the Fund for the year ending December 31, 2002; and

         (3) To transact such other business as may properly come before such Meeting or any adjournment thereof.

         The close of business on April 18, 2002 has been fixed as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. Only shareholders of record at the close of business on such date are entitled to notice of, and to vote at, the Meeting and any adjournment or adjournments thereof.

                                              By Order of the Board of Directors

                                              /s/ Lee D. Unterman

                                              LEE D. UNTERMAN
                                              Secretary

April 19, 2002
Portsmouth, NH


            IF YOU CANNOT ATTEND THE MEETING, PLEASE COMPLETE, DATE,
             SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED
              POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR ON THE
                 INTERNET AS DESCRIBED IN THE ENCLOSED PAMPHLET.

                          PAX WORLD BALANCED FUND, INC.
                                222 STATE STREET
                            PORTSMOUTH, NH 03801-3853

                                 PROXY STATEMENT


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Pax World Balanced Fund, Inc. (the "Fund") of proxies to be used at the Annual Meeting of Shareholders to be held at 10:45 a.m. on Thursday, June 13, 2002 at the State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, and at any adjournment or adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying notice.

         Shareholders of record at the close of business on April 18, 2002, the record date, are entitled to notice of and to vote at the Meeting. As of such date, there were 57,822,066.330 shares of Common Stock of the Fund issued and outstanding, the holders of which are entitled to one vote per share on all matters brought before the Meeting. If you were a Shareholder as of said date, you will be entitled to vote at the Meeting and your presence is desired. IF, HOWEVER, YOU CANNOT BE PRESENT, THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY OR VOTE BY TELEPHONE OR ON THE INTERNET AS DESCRIBED IN THE ENCLOSED PAMPHLET FOR THIS PURPOSE IN ORDER TO INSURE A QUORUM AT THE MEETING.

         Representatives of Pannell Kerr Forster PC, the Fund's independent public accountants, are expected to be present at the Meeting. They will have the opportunity to make a statement at the Meeting if they desire to do so and are expected to be available to respond to appropriate questions.

         The persons named in the accompanying proxy, if properly executed and returned and unless revoked, will vote the same for Proposals 1, 2 and 3 as indicated herein, unless the proxy contains contrary directions, in which case the proxy will be voted as directed. If a proxy is executed and returned without indicating any voting instructions, the shares of the Fund represented by the proxy will be voted FOR Proposals 1, 2 and 3. Any shareholder of the Fund giving a proxy prior to the Meeting may revoke it either by attending the Meeting and voting his or her shares in person or by delivering to the Fund at the above address prior to the date of the Meeting a letter of revocation or a later dated proxy. In the event that the number of shares of the Fund represented at the meeting of Shareholders on June 13, 2002 in person or by proxy is less than a majority of the number of shares of the Fund issued and outstanding on the record date, the persons named in the accompanying proxy will vote FOR an adjournment of such Meeting if a majority of the number of shares of the Fund represented in person or by proxy at such Meeting voted FOR any of the Proposals, and otherwise, will vote AGAINST an adjournment of such Meeting.

         This Proxy Statement has been mailed pursuant to instructions from the executive offices of the Fund located in Portsmouth, New Hampshire and has been sent through its transfer agent, PFPC, Inc. The Fund's Annual Report for the fiscal year that ended December 31, 2001 has already been mailed to Shareholders. Shareholders who desire an additional copy of the Annual Report may obtain it without charge by writing to the Fund at 222 State Street, Portsmouth, NH 03801-3853, telephoning the Fund at 1-800-767-1729, visiting the Fund's web site at www.paxfund.com or visiting the Securities and Exchange Commission's web site at www.sec.gov for such purpose.

         As of the record date, no Shareholder, to the knowledge of the Fund, owned beneficially more than 5% of the outstanding shares of Common Stock of the Fund.

         IF YOU CANNOT ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR ON THE INTERNET AS DESCRIBED IN THE ENCLOSED PAMPHLET AS PROMPTLY AS POSSIBLE.


PROPOSAL 1 -- TO ELECT A BOARD OF EIGHT DIRECTORS

         The purpose of this proposal is to elect a Board of Directors of the Fund. Pursuant to the provisions of the By-laws of the Fund, the Board of Directors has determined that the number of Directors shall be fixed at eight. It is intended that the accompanying proxy will be voted for the election as Directors of the eight nominees listed below, unless such authority has been withheld in the proxy, in which case the proxy will be voted as indicated thereon. In the election of Directors, those eight nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

         All of the nominees named below are currently Directors of the Fund and have served in that capacity continuously since originally elected or appointed. If elected, each nominee will serve until the next Annual Meeting of Shareholders of the Fund or until their successor shall have been chosen and shall have qualified or as otherwise provided in the By-laws of the Fund.

                                                                                          APPROXIMATE FUND SHARES
                                                                                         OWNED BENEFICIALLY AND/OR
                                                                                           OF RECORD ON APRIL 18,
              NAME, AGE, ADDRESS AND PRINCIPAL OCCUPATION                DIRECTOR SINCE             2002
                                                                         --------------- ---------------------------
Carl H. Doerge, Jr., age 63, 867 Remsen Lane, Oyster Bay, NY  11771,          1998               4,002.055
has been a private investor since 1995.  Prior to that, Mr. Doerge was an Executive Vice President and Managing Director of Smith Barney for
approximately twenty-four years.  Mr. Doerge is a member of the Board of Trustees, the Deputy Mayor and the Police Commissioner of the
village of Upper Brookville, New York.  He is also a member of the
Board of Directors and the chairman of the investment committee of St.
Johnland Nursing Center, Inc. located in Kings Park, New York. Mr. Doerge is also a member of the Board of Directors of Pax World Growth Fund, Inc.
(1997-present) and Pax World High Yield Fund, Inc. (1999-present).

*Thomas W. Grant, age 60, 14 Wall Street, New York, NY  10005, is the         1996               2,379.829
Vice Chairman of the Board and President of the Fund, the President of
Pax World Growth Fund, Inc. (1997-pressent), the President of Pax
World High Yield Fund, Inc. (1999-present), the President of Pax World
Money Market Fund, Inc. (1998-present), the President of Pax World
Management Corp., the Fund's adviser (the "Adviser") (1996-present), and the President of H. G. Wellington & Co., Inc. (1991-present).  Mr.
Grant has been associated with H. G. Wellington & Co., Inc. since 1991 and served previously with the firm of Fahnestock & Co. for twenty-six years as a partner, managing director and senior officer.  His duties encompassed branch office management, corporate finance, syndications and municipal and corporate bonds.  Mr. Grant is a graduate of the
University of North Carolina (BA).  Mr. Grant is also a member of the
Board of Directors of Pax World Growth Fund, Inc. (1997-present) and
Pax World High Yield Fund, Inc. (1999-present).

                                                                                          APPROXIMATE FUND SHARES
                                                                                         OWNED BENEFICIALLY AND/OR
                                                                                           OF RECORD ON APRIL 18,
              NAME, AGE, ADDRESS AND PRINCIPAL OCCUPATION                DIRECTOR SINCE             2002
                                                                         --------------- ---------------------------
James M. Large, Jr., age 70, c/o Dime Bancorp, Inc., 589 Fifth Avenue,        2001                   0.000
New York, NY  10017, is the Chairman Emeritus of Dime Bancorp, Inc.
Mr. Large was the Chairman of Dime Bancorp, Inc. from 1997 to 1998, the Chairman and Chief Executive Officer of Dime Bancorp, Inc. from
1995 to 1996, and the Chairman and Chief Executive Officer of Anchor
Savings Bank / Anchor Bancorp from 1989 to 1995.  Mr. Large is also a member of the Board of Directors of Pax World Growth Fund, Inc.
(2001-present) and Pax World High Yield Fund, Inc. (1999-present).
Mr. Large was elected to the Board of Directors of the Fund on October
2, 2001 and to the Board of Directors of Pax World Growth Fund, Inc.
on December 13, 2001 to fill the vacancy created by the death of Mr.
John L. Kidde.


Joy L. Liechty, age 48, 1403 Ashton Court, Goshen, IN  46526, is a            1991               1,259.486
Client and Sales Advocate and sales conference planner with Mennonite
Mutual Aid (MMA), a faith-based socially responsible investing financial services and insurance institution located in Goshen,
Indiana.  Ms. Liechty has been associated with that organization since
1976, serving as the Manager of Client Services from 1980 to 1989, and in her current role since 1989.  Ms. Liechty is also a member of the
Board of Directors of Pax World Growth Fund, Inc. (1997-present).

*+Laurence A. Shadek, age 52, 14 Wall Street, New York, NY  10005, is         1996               5,385.813
the Chairman of the Board of the Fund (1996-present), the Chairman of the Board of Pax World Growth Fund, Inc. (1997-present), the Chairman of the Board of Pax World High Yield Fund, Inc. (1999-present), an
Executive Vice President of Pax World Money Market Fund, Inc.
(1998-present), the Chairman of the Board of the Adviser
(1996-present), and an Executive Vice-President of H. G. Wellington &
Co., Inc. (1986-present).  Mr. Shadek, together with members of his family, owns substantially all of the outstanding shares of capital stock of the Adviser and a 25.07% interest in H. G. Wellington & Co.,
Inc.  Mr. Shadek has been associated with H. G. Wellington & Co., Inc.
since March 1986 and was previously associated with Stillman, Maynard
& Co., where he was a general partner.  Mr. Shadek's investment experience includes twelve years as a limited partner and Account
Executive with the firm Moore & Schley.  Mr. Shadek is a graduate of
Franklin & Marshall College (BA) and New York University, School of
Graduate Business Administration (MBA).  Mr. Shadek is a member of the
Board of Trustees of Franklin & Marshall College.  Mr. Shadek is also a member of the Board of Directors of Pax World Growth Fund, Inc.
(1997-present) and Pax World High Yield Fund, Inc. (1999-present).

Sanford C. Sherman, age 65, 91 Hillside Drive, Portsmouth, NH  03801,         1992               1,339.581
is a Trustee of the Piscataqua Savings Bank, Portsmouth, New Hampshire
and the Chairman of the Piscataqua Savings Bank Trust Committee. Mr.
Sherman was the Chief Executive Officer until December 31, 2000, and was the President and Chief Executive Officer until December 31, 1999, of the Piscataqua Savings Bank - positions he held since April 1981.
For 21 years prior thereto, Mr. Sherman held various other positions with the bank, including Vice President and Treasurer. Mr. Sherman is also the Vice Chairman of the Portsmouth Regional Hospital Board of
Trustees and a member of the Board of Directors of Pax World Growth
Fund, Inc. (1999-present).

                                                                                          APPROXIMATE FUND SHARES
                                                                                         OWNED BENEFICIALLY AND/OR
                                                                                           OF RECORD ON APRIL 18,
              NAME, AGE, ADDRESS AND PRINCIPAL OCCUPATION                DIRECTOR SINCE             2002
                                                                         --------------- ---------------------------
Nancy S. Taylor, age 46, 600 Salem End Road, Framingham, MA 01702, is the     1997               3,402.118
President and a Minister of the Massachusetts Conference of the United
Church of Christ (2001-present).  Dr. Taylor previously served as a
Senior Minister with the First Congregational Church in Boise, Idaho and has been associated with that organization since 1992.  Prior to that, Dr. Taylor was an Associate Minister with the Immanuel
Congregational Church in Hartford, Connecticut for approximately five years.  Dr. Taylor was a co-founder of Idaho Voices of Faith for Human
Rights, Inc. and of the Idaho Human Rights Education Center, and
served as a director of the Ada County Human Rights Task Force and the
High Horizon Housing Corporation.  Dr. Taylor is also a member of the
Board of Directors of Pax World Growth Fund, Inc. (1997-present).

Esther J. Walls, M.L.S., age 75, Apartment 29-J, 160 West End Avenue,         1981                1,076.558
New York, NY  10023, was Associate Director of Libraries, State
University of New York, Stoney Brook, Long Island, New York, which position she held from 1974 to 1990. Ms. Walls was also a member of the
Boards of Directors of UNICEF and the International Relations Committee
of the American Library Association. In 1948, Ms. Walls was the first
African American woman at the University of Iowa to be elected Phi Beta
Kappa. Ms. Walls is also a member of the Board of Directors of Pax
World High Yield Fund, Inc. (1999-present).

* "Interested person", as defined by the Investment Company Act of 1940, as amended.

+  "Controlling person" of the Adviser.

         The Fund currently pays each unaffiliated Director a fee of $2,000.00, and each affiliated Director a fee of $1,000.00, for attendance at each meeting of the Board of Directors of the Fund, plus reimbursement for travel expenses incurred in connection with attending such meetings. In addition, the Fund pays $1,000.00 to each member of the Audit Committee for attendance at each meeting of the Audit Committee, plus reimbursement for travel expenses incurred in connection with attending such meetings. Other than the foregoing amounts, none of the members of the Board of Directors of the Fund receives compensation from the Fund for services performed as members of the Board of Directors of the Fund. Director's fees paid by the Fund, Pax World Growth Fund, Inc., Pax World High Yield Fund, Inc. and Pax World Money Market Fund, Inc. in 2001 and travel expenses reimbursed by the Fund, Pax World Growth Fund, Inc., Pax World High Yield Fund, Inc. and Pax World Money Market Fund, Inc. in 2001 to members of the Board of Directors are as follows:

                                 PAX WORLD BALANCED    PAX WORLD GROWTH      PAX WORLD HIGH       PAX WORLD MONEY
                                     FUND, INC.           FUND, INC.        YIELD FUND, INC.     MARKET FUND, INC.
------------------------------- --------------------- -------------------- -------------------- --------------------
Mr. C. Lloyd Bailey                      $0             Not Applicable       Not Applicable       Not Applicable

Mr. Carl H. Doerge, Jr.              $8,000.00             $4,500.00            $5,500.00         Not Applicable

Mr. Thomas W. Grant                  $4,710.25             $1,214.50            $1,500.00         Not Applicable

Mr. John L. Kidde*                   $2,000.00             $2,000.00            $3,000.00         Not Applicable

Mr. James M. Large, Jr.*             $5,000.00             $1,000.00            $4,500.00         Not Applicable

Ms. Joy L. Liechty                   $8,745.88             $8,515.22         Not Applicable       Not Applicable

Mr. Laurence A. Shadek               $4,102.90             $1,202.10            $1,200.00         Not Applicable

Mr. Sanford C. Sherman               $9,055.58             $4,510.13         Not Applicable       Not Applicable

Dr. Nancy S. Taylor                  $6,000.00             $4,000.00         Not Applicable       Not Applicable

Ms. Esther J. Walls                  $8,484.97          Not Applicable          $5,003.28         Not Applicable

* Mr. John L. Kidde was elected to the Board of Directors of the Fund on April 1, 2001 to fill the vacancy created by the death of Mr. C. Lloyd Bailey. Mr. James M. Large, Jr. was elected to the Board of Directors of the Fund on October 2, 2001 and to the Board of Directors of Pax World Growth Fund, Inc. on December 13, 2001 to fill the vacancy created by the death of Mr. John L. Kidde.

         Substantially all of the issued and outstanding shares of capital stock of Pax World Management Corp., the Fund's Adviser (the "Adviser"), are currently owned by Mr. Laurence A. Shadek and his three siblings, Messrs. Thomas F. Shadek and James M. Shadek and Ms. Katherine Shadek Boyle. In addition, the Shadek family has a twenty-five and seven one hundredths percent (25.07%) ownership interest in H. G. Wellington & Co., Inc., a brokerage firm that the Fund may utilize to execute security transactions ("H. G. Wellington"). Brokerage commissions paid by the Fund to H. G. Wellington during 2000 and 2001 totaled $225,397 and $318,150, respectively (31.4% and 32.7%, respectively, of total 2000 and 2001 commissions). Thomas W. Grant, the President of the Adviser and H.
G. Wellington, has less than a 5% ownership interest in H. G. Wellington.

         The Board of Directors of the Fund held a total of four (4) meetings during the year ended December 31, 2001. The Board has an Audit Committee consisting of Messrs. Carl H. Doerge, Jr. and Sanford C. Sherman, and an Investment Committee consisting of Messrs. Laurence A. Shadek, Thomas W. Grant and Christopher H. Brown (Portfolio Manager of the Fund). The Audit Committee has responsibility for overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Investment Committee has responsibility for overseeing the investments of the Fund. The Fund has no nominating committee or other standing committee. The Audit Committee held one (1) meeting during the year and the Investment Committee held two (2) meetings during the year. Each director attended all of the meetings of the Board of Directors and the committee(s) upon which they served except Dr. Nancy S. Taylor who was unable to attend the June 14, 2001 meeting of the Board of Directors of the Fund.

         Along with those Officers and Directors mentioned above, the following individuals are also Officers of the Fund:

                        NAME, AGE, ADDRESS AND PRINCIPAL OCCUPATION                                  POSITION
--------------------------------------------------------------------------------------------- -----------------------
Anita D. Green, age 37, c/o Pax World Management Corp. 222 State Street, Portsmouth, NH       Co-Treasurer (since
03801-3853, is the Director of Social Research and Corporate Activity for the Pax World       1998)
Fund Family and Pax World Management Corp. (1996-present) and was the Manager - Shareholder
Services for the Pax World Fund Family and Pax World Management Corp. (1990-2000).  Ms.
Green is a member of the Board of Directors of the Social Investment Forum (SIF), the
steering committee of the SIF International Working Group, and the advisory committee of the SIF Shareholder Action Network.  Ms. Green is also a Co-Treasurer of Pax World
Management Corp. (1998-present) and the Fund (1998-present) and an Assistant Treasurer of
Pax World Growth Fund, Inc. (1997-present) and Pax World High Yield Fund, Inc.
(1999-present).

Michelle L. Guilmette, age 28, c/o Pax World Management Corp., 222 State Street,              Assistant Treasurer
Portsmouth, NH 03801-3853, is the Dealer Representative for the Pax World Fund Family and     (since 1997);
Pax World Management Corp. (1999-present) and was a Shareholder Services Representative for
the Pax World Fund Family and Pax World Management Corp. (1992-1999).  Ms. Guilmette is       Assistant Secretary
also Assistant Treasurer (1997-present) and an Assistant Secretary (1999-present) of the      (since 1999)
Fund and an Assistant Secretary of Pax World Growth Fund, Inc. (1999-present) and the Pax
World High Yield Fund, Inc. (2000-present).

Janet Lawton Spates, age 32, c/o Pax World Management Corp., 222 State Street, Portsmouth,    Co-Treasurer (since
NH 03801-3853, is the Chief Financial Officer for the Pax World Fund Family and Pax World     1998)
Management Corp. (1992-present).  Ms. Spates is also a Co-Treasurer of Pax World Management
Corp. (1998-present) and the Fund (1998-present) and an Assistant Treasurer of Pax World
Growth Fund, Inc. (1997-present) and Pax World High Yield Fund, Inc. (1999-present).

Lee D. Unterman, age 51, c/o Kurzman Karelsen & Frank, LLP, 230 Park Avenue, New York, NY     Secretary (since 1997)
10169, is the Secretary of the Fund (1997-present), Pax World Growth Fund, Inc.
(1997-present) and Pax World High Yield Fund, Inc. (1999-present).  Mr. Unterman is a
Partner with the law firm of Kurzman Karelsen & Frank, LLP, New York, NY (2000-present) and was a Partner with the law firms of Bresler Goodman & Unterman, LLP (1997-2000) and Broudy
& Jacobson, New York, NY (1988-1997)


PROPOSAL 2 -- TO RATIFY THE SELECTION OF PANNELL KERR FORSTER PC AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE FUND

         The Board of Directors has unanimously approved the selection of Pannell Kerr Forster PC ("PKF") as the independent public accountants of the Fund for the fiscal year ending December 31, 2002 and hereby seeks shareholder ratification of such selection. PKF has advised the Fund that neither PKF nor any of its members has, or has had in the past three years, any financial interest in the Fund or any relation to the Fund other than their duties as auditors and accountants. Representatives of PKF are expected to be present at the Meeting, will be given the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.


                                 OTHER BUSINESS

         The Directors of the Fund are not aware of any other business to be acted upon at the Meeting other than described herein. It is not anticipated that other matters will be brought before the Meeting. If, however, other matters are duly brought before the Meeting, or any adjournments thereof, the persons appointed as proxies will have discretion to vote or act thereon according to their best judgment.


                         EXPENSES OF PROXY SOLICITATION

         The cost of the Meeting, including the solicitation of proxies, will be borne by the Fund. The proposed solicitation of proxies will be made by mail but supplemental solicitations may be by mail, telephone, or telegraph personally by shareholder service representatives and/or officers of the Fund who will not be additionally compensated for providing such services. It is anticipated that the cost for such supplemental solicitations, if any, would be nominal. The Fund will forward to any record owners proxy materials for any beneficial owner that such record owners may request.

                             ADDITIONAL INFORMATION

         The officers of the Fund are responsible for the day-to-day operations of the Fund and the Board of Directors of the Fund is responsible for the general policy of the Fund; Pax World Management Corp., 222 State Street, Portsmouth, NH 03801-3853 is the adviser to the Fund; the Fund's shares are distributed through a distribution expense plan maintained by the Fund pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended; and H.G. Wellington & Co., Inc., 14 Wall Street, New York, NY 10005, serves as distributor of the Fund's shares and, for nominal consideration and as agent for the Fund, solicits orders for the purchase of Fund shares, provided, however, that orders are not binding on the Fund until accepted by the Fund as principal.

PROXY                                                                      PROXY


                          PAX WORLD BALANCED FUND, INC.
                                 C/O PFPC, INC.
                                  P.O. BOX 9426
                              WILMINGTON, DE 19899

                                      PROXY
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON THURSDAY, JUNE 13, 2002


         THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PAX WORLD BALANCED FUND, INC.

         The undersigned hereby appoints Laurence A. Shadek and/or Lee D. Unterman as Proxies, each with full powers to appoint his substitute, and hereby authorizes them to represent and to vote, as designated herein, all the shares of common stock of Pax World Balanced Fund, Inc. held on record by the undersigned on April 18, 2002, at the annual meeting of shareholders to be held on Thursday, June 13, 2002 or at any adjournment or adjournments thereof.

              VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
                        VOTE BY TELEPHONE: 1-800-597-7836
                        CONTROL NUMBER: 999 9999 9999 999

                                    NOTE: Please sign exactly as name appears on this proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. PLEASE DO NOT INDICATE ADDRESS CORRECTIONS OR CHANGES, REGISTRATION CHANGES OR ANY OTHER INFORMATION ON THIS CARD.

                                    --------------------------------------------
                                    Signature

                                    --------------------------------------------
                                    Signature of joint owner, if any

                                    ______________________________________, 2002
                                    Date


 PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR ON THE INTERNET AS DESCRIBED IN
                             THE ENCLOSED PAMPHLET.

                          PAX WORLD BALANCED FUND, INC.
                   ANNUAL SHAREHOLDERS MEETING - JUNE 13, 2002


THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ADOPTION OF PROPOSALS 1, 2 AND 3 AS SAID PROXIES, AND EACH OF THEM, MAY DETERMINE.

                                    PROPOSALS

1.   To elect the following eight nominees as Directors of the Fund:

     01  Carl H. Doerge, Jr.   02  Thomas W. Grant       03  James M. Large, Jr.
     04  Joy L. Liechty        05  Laurence A. Shadek    06  Sanford C. Sherman
     07  Nancy S. Taylor       08  Esther J. Walls

                    [  ]   FOR ALL

                    [  ]   WITHHOLD ALL

                    [  ]   FOR ALL EXCEPT

                    To withhold authority to vote for any individual nominee(s), mark the "FOR ALL EXCEPT" box and write the number(s) of such nominee(s) on the line below:

                    --------------------------------------------------------


2. To ratify the selection of Pannell Kerr Forster PC as the independent public accountants of the Fund.

              [  ] FOR       [  ] AGAINST       [  ] ABSTAIN


3. In their discretion, on all other business that may properly come before the Meeting and any adjournment or adjournments thereof.

              [  ] FOR       [  ] AGAINST       [  ] ABSTAIN


                        PLEASE SIGN ON THE REVERSE SIDE.

                          YOUR PROXY VOTE IS IMPORTANT!

        AND NOW YOU CAN VOTE YOUR PROXY BY TELEPHONE OR ON THE INTERNET.

IT SAVES MONEY! Telephone and Internet voting saves postage costs. Savings that can help to minimize Fund expenses.

IT SAVES TIME! Telephone and Internet voting is instantaneous - 24 hours a day.

IT'S EASY! Just follow these simple steps:

     1.   Read your Proxy Statement and have it at hand.

     2. Call toll-free 1-800-597-7836 or go to website https://vote.proxy-direct.com.

     3.   Enter your 14 digit CONTROL NUMBER from your Proxy Card.

     4.   Follow the recorded or on-screen directions.

     5. Do NOT mail your Proxy Card when you vote by telephone or on the Internet.

                                I M P O R T A N T
                                -----------------


                       PLEASE SEND IN YOUR PROXY...TODAY!


You are urged to date and sign the enclosed proxy and return it promptly. This will help save the expense of follow-up letters and telephone calls to shareholders who have not responded.